Investor Presentation January 2014 Exhibit 99.1

Safe Harbor Statement
© Exa Corporation Confidential

Today’s presentation includes forward-looking statements intended to qualify for the
Safe Harbor from liability established by the Private Securities Litigation Reform Act of
1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2013, as filed with the SEC on April 9, 2013. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA. This is a non-GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The
GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income (loss) is included in our Form 10-K filed with the SEC.

Company Overview
90+
14 of the top 15 passenger
vehicle manufacturers
250+
10+
EBITDA positive past 4 years
Highly recurring and visible
business model
Employees
10
HQ in Burlington, MA
Detroit, Japan, Germany,
Korea, France, China

© Exa Corporation Confidential
Aerodynamics        Thermal        Acoustics
Leading Provider of Software that Enables
Simulation-Driven Product Design
Years of
Revenue Growth
Vehicle
Manufacturers
as Customers
Global
Offices

Key Investment Highlights
© Exa Corporation Confidential

Proprietary, Market Leading Technology
Tangible, Immediate Value Proposition
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Top-tier Global Customers
Highly-Visible, Consumption-based
Licensing Model
Experienced Management Team

Transportation Market Requirements
© Exa Corporation. All rights reserved.

Aerodynamics
Faster Turnaround
Time
Weight Reduction
Fewer Prototypes
Increased Automation
New Powertrains
Simulation-based
Design
Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
(1)
0
10
20
30
40
50
60
1975 1985 1995 2005 2015 2025
U.S. CAFE

Design,
Redesign
Build/Rebuild
Physical
Prototype
Test in
Windtunnel,
Analyze
Results
Driver & Frt Passenger
Rear Occupant
Cargo
Front doors
Rear doors
Powertrain

Traditional Development Process © Exa Corporation. All rights reserved. 6 Months Expensive ($bn), cumbersome & time-consuming Brute-force approach

Prepare/
Modify
CAD Data
Run
PowerFLOW
Simulation,
Analyze
Results
Driver & Frt Passenger
Front doors
Rear doors
Powertrain

Exa‘s Vehicle Development Process © Exa Corporation. All rights reserved. 7 Days Proprietary Algorithms Geometric Complexity Accurate Results

LAND ROVER
JAGUAR
RENAULT
TOYOTA
Ford
NISSAN
BMW
GM
BENTLEY
MINI
PORSCHE
DAIHATSU
HONDA
KIA
TESLA MOTORS
MITSUBISHI MOTORS
PSA PEUGEOT CITROËN
SAIC
CHRYSLER
TATA

SCANIA
Peterbilt
VOLVO
PREVOST
INTERNATIONAL
A NAVISTAR COMPANY
KW
DFM
HYUNDAI
MAN
YANMAR
AGCO
CLAAS
KOBELCO
JLG
MQ MULTIQUIP
LIEBHERR
MANITOU
HITACHI
Hitachi Construction Machinery
Atlas Copco
SAME DEUTZ-FAHR
ALSTOM
JR
BOMBARDIER

DENSO
YOKOHAMA
MAGNA
Cummins
DELPHI
Valeo
MITSUBISHI ELECTRIC
MICHELIN

EMBRAER
Gulfstream
A GENERAL DYNAMICS COMPANY
GOODRICH
NASA
JAXA
Messier-Dowty
snecma group

Global Customer Base © Exa Corporation. All rights reserved. 8 Passenger Vehicle Truck & Off-Highway Supplier/Other Aerospace

How Tesla Uses Exa’s PowerFLOW
The Problem
Develop brand new zero emissions sedan
5+2 passengers
World class design & performance
Long driving range on a single charge

© Exa Corporation Confidential
The Results
265 mile range – due to Cd = 0.24
0.32           0.27            0.24
Reduced wind noise

FilterBandPass(Pressure, MKS) [50 - 2000 Hz] [Pa]
-15 -8 0 8 15

Customer Case Studies

© Exa Corporation. All rights reserved.
The Challenge
Meet EPA Tier IV emissions standards
Increasing heat rejection
Requiring increased cooling
Meet New Noise Regulations
Improve Fuel Efficiency
The Results
Cooling package met cooling targets
Reduced Fan noise by 3+ dBA
Reduced HP consumption by 25+ HP

New Customers
Projects
New Subscriptions
Renewal Subscriptions
Exa

Customer Engagement Model
© Exa Corporation Confidential

Annual
Annual
Renewals
Renewals
Deeper
Deeper
Deployment
Deployment
Upgrades
Upgrades
New
New
Applications
Applications
Capacity-Based Licensing
OnDemand
or On Premise

PowerFLOW Product Suite
Simulation Preparation
(User-based License)
Simulation
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes &
check quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior
Design Iterations
Simulation Analysis
(User-based License)
(Consumption-based License)

© Exa Corporation Confidential

© Exa Corporation Confidential 13 Highest Degree of Simulation Accuracy Deep Domain Expertise Faster Turnaround Time Return on Investment Differentiated Go-to-market Strategy Why We Win

Growth Strategy
© Exa Corporation Confidential

• Migrating from
physical to digital-
based approaches
Penetrate New
Geographies
Enable
Additional
Applications &
Solutions
Add New
Customers in
Ground
Transportation
Explore New
Verticals
Selectively
Pursue
Acquisitions
• Identify new
applications to
address customer
needs
• Significantly
underpenetrated
• Adjacent markets
• Expanding
presence in BRIC
• Core technology is
extendable to
Aerospace, Oil &
Gas and Power
Generation
among others
• Complementary
businesses &
technologies
Deepen Existing
Customer Base

Key Financial Highlights © Exa Corporation Confidential 15 Strong, Consistent Revenue Growth Recurring & Predictable Business Model Attractive Long-term Model Profitable & Cash Flow Positive

10 Year CAGR: 22%
8.0
12.8
16.3
20.3
28.0
34.1
35.6
37.9
45.9
48.9
FY' 04
FY' 05
FY' 06
FY' 07
FY' 08
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13
Revenue ($M)

Exa

Consistent Revenue Growth © Exa Corporation Confidential 16 Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.

7.2
5.0
4.8
4.9
(5.5)
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13

15.6%
14.0%
12.5%
10.0%
-16.2%
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13

History of Profitability

© Exa Corporation Confidential
Adjusted EBITDA
FYE Jan 31
Adjusted EBITDA Margin
FYE Jan 31
Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss).  We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

61%
18%
5%
16%
100%
New & Renewal Licenses at Beginning of Year
Renewals
New Licenses
Projects
Total FY13 Revenue

60%+ of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
Annual consumption-based licenses
Increased consumption of simulation
capacity drives growth
Delivered on-premise or on-demand
Ratable revenue recognition
Project revenue is primarily derived
from simulation capacity

© Exa Corporation Confidential
Highly Recurring & Predictable Model
Revenue Visibility
FY13

© Exa Corporation Confidential 19 Revenue Mix Note: Data as of FY 2013 United States 23% Germany 16% France 15% United Kingdom 8% Sweden 4% Japan 20% Korea 9% Other 5% Revenue by Geography

Managing business with focus on increasing revenue growth rate while maintaining positive Adjusted EBITDA
Continue to invest in Sales team to deepen existing customer penetration and add new customers
Invest in additional applications & solutions to deepen penetration at existing customers
Expand into other verticals including Aerospace and Oil & Gas

© Exa Corporation. All rights reserved.
Target Model

Appendix © Exa Corporation Confidential

© Exa Corporation Confidential

*See Appendix
Key Financial Metrics
FY11 FY12 FY13 1Q14 2Q14 3Q14
Revenue
License $30.6 $38.8 $41.2 $10.7 $10.7 $11.1
Project 7.3 7.2 7.7 1.8 2.0 3.0
Total Revenue $37.9 $45.9 $48.9 $12.5 $12.7 $14.1
Revenue Growth 6% 21% 6% 11% 7% 12%
Operating Expenses
Cost of Revenues 9.9 12.1 14.2 3.7 3.8 4.0
Sales & Marketing 6.1 6.2 7.1 2.1 2.2 2.2
Research & Development 12.8 14.5 16.7 4.4 4.5 4.4
General & Administrative 6.0 8.1 9.0 2.8 2.4 2.7
Non-GAAP Operating Income* $3.4 $5.7 $3.3 ($0.1) $0.2 $1.1
Adj. EBITDA* $4.8 $7.2 $4.9 $0.3 $0.6 $1.6

Adjusted EBITDA and Non-GAAP Operating Income
– Definitions and Reconciliations

© Exa Corporation. All rights reserved.
Non-GAAP Operating Income
April 30, July 31, October 31,
(In thousands) 2011 2012 2013 2013 2013 2013
Operating (loss) income 3,116 $         5,035 $         1,960 $         (457) $           (184) $           678 $
     Add back:
Stock based compensation expense 281 636 924 245 251 350
Amortization of acquired intangible assets 0 65 383 88 87 88
Non-GAAP operating income 3,397 $         5,736 $         3,267 $         (124) $           154 $            1,116 $
Adjusted EBITDA Reconciliation
April 30, July 31, October 31,
(In thousands)
2011 2012 2013 2013 2013 2013
Net (loss) Income 691 $            14,138 $       763 $            (541) $           (798) $           516 $
Depreciation and amortization 1,356 1,502 2,009 496 543 522
Interest expense, net 1,411 1,284 1,631 377 171 67
Loss on extinguishment of debt 0 0 0 0 755 0
Other (income) expense (10) 213 (529) (2) (3) (2)
Foreign exchange loss (gain) 198 106 (17) (37) 93 (31)
Provision for income tax 826 (10,706) 112 (254) (402) 128
EBITDA 4,472 6,537 3,969 39 359 1,200
281 636 924 245 251 350
Adjusted EBITDA 4,753 $         7,173 $         4,893 $         284 $            610 $            1,550 $
Three Months Ended
Three Months Ended
Year Ended January 31,
Year Ended January 31,
Non-cash, share based
compensation expense
measures that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United
States. The GAAP measures most comparable to Non-GAAP Operating Income and Adjusted EBITDA are GAAP income from operations and GAAP net income (loss), respectively.
Reconciliations of these non-GAAP financial measures to the corresponding GAAP measures are included above.
We define non-GAAP operating income as GAAP operating income excluding non-cash, stock-based compensation expense and amortization of acquired intangible assets.  We define  EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain
(loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Note:
To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Non-GAAP Operating Income and Adjusted EBITDA, non-GAAP

How JLR Uses Exa’s PowerFLOW
The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off

© Exa Corporation Confidential
The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development

Customer Case Studies

© Exa Corporation. All rights reserved.
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per vehicle

Customer Case Studies – Trailer Devices 26 © Exa Corporation. All rights reserved.

duct & fan noise
cabin comfort
defrost & demist*
HVAC unit & dist. sys.
drive cycle simulation
key-off soak
intake port simulation
brake cooling
thermal protection
cooling airflow
electronics/ batt. cooling
drivetrain cooling
exhaust systems*
cooling jacket*
engine block*
aero efficiency
handling
driving dynamics*
panel deformation
soiling/water management
greenhouse wind noise
underbody wind noise
gap/seal noise
mirror & whistle noise
sunroof & window noise
community noise
cooling fan noise

Exa

Ground Transportation Applications © Exa Corporation Confidential 27